UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 3, 2005
                                                         ----------------

                                   PHAZAR CORP
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             (Exact name of registrant as specified in its charter)


     Delaware                          0-12866               75-1907070
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(State or other jurisdiction of    (Commission file         (IRS employer
        incorporation)                  number)          identification no.)


 101 S.E. 25TH AVENUE, MINERAL WELLS, TEXAS                        76067
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  (Address of principal executive offices)                       (Zip code)


Registrant's telephone number,     (940) 325-3301
including area code:            -----------------------------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule
             or Standard; Transfer of Listing
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         On November 3, 2005, PHAZAR CORP, (Nasdaq: ANTP) Company received a
Nasdaq Staff Determination letter indicating that the Company fails to comply with Nasdaq Marketplace Rules 4350 (c)(4)(A) and 4350 (c)(4)(B), requirements for continued listing on the Nasdaq Stock Market and that the Company's common stock is, therefore, subject to delisting. Rules 4350 (c)(4)(A) and (B) provide:

         (4) Nomination of Directors

                (A) Director nominees must either be selected, or recommended for the Board's selection, either by:

                        (i)  a majority of the independent directors, or

                        (ii) A nominations committee comprised solely of
                             independent directors.

                (B) Each issuer must certify that it has adopted a formal
                    written charter or board resolution, as applicable, addressing the nominations process and such related matters as may be required under the federal securities laws.

         Upon receipt of the Staff Determination, the Company's Board of Directors adopted resolutions establishing a Nominating Committee consisting of three independent directors and approved a Nominating Committee formal written charter that will govern the nominations process for the election of nominees to the Board of Directors of the Company. Further, the Company has certified to the Nasdaq Staff that it has taken these actions and therefore believes that the Company is now in compliance with Marketplace Rules 4350 (c)(4)(A) and (B). In the event the Staff believes that the Company is still not in compliance, the Company will request a hearing before the Nasdaq Listing Qualifications Panel to review the Staff Determination. In this event, there can be no assurance that the Panel will grant the Company's request for continued listing.

Item 9.01.   Financial Statements and Exhibits.
             ---------------------------------

           (c)  Exhibits

            See Exhibit Index.













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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 PHAZAR CORP

Dated:  November 7, 2005
                                                 By: /s/ Clark D. Wraight
                                                     --------------------
                                                     Clark D. Wraight
                                                     Vice President










                                  EXHIBIT INDEX
EXHIBIT INDEX

Number           Title
------           -----
 99.1            Nominating Committee Charter
 99.2            Press release dated November 4, 2005.

























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